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                                                                EXHIBIT 10.7.8
                                LEASE AGREEMENT
                                ---------------

     THIS LEASE AGREEMENT (hereinafter referred to as "the Lease") is made this

4th day of April 1996 by and between MDT Biologic Corporation (hereinafter
- - ---        -----                     ------------------------
referred to as "LESSEE"), and YMCA of Annapolis and Anne Arundel County, Maryland, Inc., a Maryland corporation, its successors and assigns (hereinafter referred to as "LESSOR"), as follows:

     1. PREMISES.  LESSOR hereby leases to LESSEE and LESSEE hereby leases from
        --------
LESSOR, for the term or terms, and under the covenants and conditions hereinafter set forth, the real property known as: Suite 209, 1517 Ritchie
                                                          ---
Highway, Arnold, Maryland 21012, containing approximately 912 square feet of
                                                          ---
commercial space, and as outlined on the plan attached hereto and made a part hereof as Exhibit A (said suite(s) being hereinafter referred to as the
          ---------
"Premises", and the building of which the Premises are a part being hereinafter referred to as the "Building").

     2. TERM.
        ----

     2.1. INITIAL TERM. The term of this Lease shall commence on April 1, 1996
          ------------                                           -------------
and shall be for a period of two (2) year(s) ending on May 31, 1998 unless
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sooner terminated or extended as hereinafter provided.

     2.2. RENEWAL TERM.  Provided the LESSEE is not in default hereunder,
          ------------
either at the time of the giving of notice or at the commencement of such renewal term, the LESSEE shall have the option to renew this Lease for N/A ( )
                                                                       ---  --
additional term(s) of N/A (  ) years(s), commencing at the expiration of the
                      ---  --
original term and terminating on the anniversary of such expiration, by giving to the Landlord express, written notice of such renewal not less than N/A ( )
                                                                      ---  --
days before the date on which the renewal term is to commence.

     3.  RENT.
         ----

     3.1 BASE RENT-ORIGINAL TERM. LESSEE agrees to pay to LESSOR an annual Base
         -----------------------
Rent in the sum of Nine Thousand Five Hundred Seventy-six and No/100 DOLLARS
                   -------------------------------------------------
($9,576.00).  Base Rent shall be paid in equal monthly installments of Seven
  --------                                                             -----
Hundred Ninety-eight and No/100 DOLLARS ($798.00) on or before the first day of
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each calendar month hereunder, without demand being made therefore. Monthly payments of rent shall be made payable to LESSOR and mailed or delivered to LESSOR at the following address:

        YWCA of Annapolis & Anne Arundel County, Maryland, Inc.
        Suite 201, 1517 Ritchie Highway
        Arnold, Maryland 21012

or to such other person, or at such other place, as LESSOR may from time to time designate in writing. LESSOR hereby acknowledges receipt of the rent for the initial month hereunder. The annual Base Rent payment shall be adjusted as of each anniversary of the commencement of this Lease upon notice to LESSEE by LESSOR pursuant to the terms of Section 20 of this Lease. The Base Rent for any partial month shall be prorated based on the number of days in said month.

     3.2. PAYMENT OF RENT. It is agreed and understood by all parties to this
          ---------------
Lease that any rental payment not received by the LESSOR within five (5) days of the due date shall be subject to imposition of a late charge of ten percent (10%) of the monthly rental. Said late charge, if not remitted with the delinquent rental payment shall be due and payable with the following rental payment and shall constitute Additional Rent.

     3.3. ADDITIONAL RENT. In addition to the Base Rent set forth in Section
          ---------------
3.1. of this Lease, LESSEE shall pay LESSOR as Additional Rent LESSEE'S Proportionate Share (as set forth herein) of the expenses described in, but not limited to, Sections 5, 6, 7, 11, 12.1 and 22 of this Lease. LESSEE shall also pay LESSOR as

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Additional Rent any and all other charges and/or sums due or payable to LESSOR under the terms of this Lease. Except as otherwise provided in this Lease, LESSEE shall pay such Additional Rent with the next monthly installment of Base Rent due after LESSOR notifies LESSEE of the amounts of any such Additional Rent. In the alternative and any provisions in this Lease to the contrary notwithstanding, LESSOR may, at its discretion: (a) make reasonable estimates of the Additional Rent which may become due hereunder for any calendar year; (b) require LESSEE to pay to LESSOR one hundred percent (100%) of such estimated annual amount of Additional Rent on a quarterly or monthly basis; and (c) increase or decrease from time to time for any calendar year the estimate of Additional Rent due for such year. LESSEE'S Proportionate Share for the purposes of this Lease shall be 3.767% in that the Premises constitute 3.767% of
                                -----                                  -----
the total leaseable square footage of the Building.

     4.   USE.  The Premises are to be used for the purpose of an office and
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for no other purposes whatsoever without prior written consent of LESSOR. LESSEE shall at its own cost expense obtain any and all licenses and permits for such use and shall satisfy and all rules, regulations, and ordinances applicable thereto.

     5.   UTILITIES.  LESSEE shall be solely responsible for and shall promptly
          ---------
pay all charges for water, sewer, heat, gas, electricity, and/or any other utility used or consumed in connection with the Premises and shall provide trash and refuse removal. LESSEE shall be responsible for its Proportionate Share of all common area utilities, elevator service and common area alarm systems. If water and sewer service is not separately metered for the Premises, water and sewer charges against the Building will be paid by LESSOR and LESSEE shall thereupon be billed for its Proportionate Share of the cost thereof as set forth in Section 3.3. of this Lease. LESSEE shall have all utility accounts (except water and sewage) placed in the name of LESSEE.

     6.   TAXES.  LESSEE agrees to pay to LESSOR its Proportionate Share of the
          -----
real property, front foot benefit, metropolitan district and other similar taxes or public or private assessments (whether regular or special) levied against any or all of the Property (provided, however, that an appropriate adjustment shall be made for any tax exemption granted to LESSOR), and to pay, or cause to be paid, any and all taxes of whatever nature levied against the personal property, including trade fixtures, equipment and inventory kept on the Premises and/or used from the Premises, and any and all use, employee, business or other taxes incurred by LESSEE'S operation.

     7.   MAINTENANCE.
          -----------

     7.1. LESSEE, at LESSEE'S expense, shall keep and maintain the interior of the Premises in good order and repair, and shall return same to LESSOR at the termination of this Lease (and/or any renewal) in the same condition as received, reasonable wear and tear excepted.

     7.2.1. LESSEE, at LESSEE'S expense, shall perform all routine maintenance and/or service on the mechanical, plumbing, electrical, and HVAC equipment and/or systems located in or serving the Premises and shall keep and maintain such equipment and/or systems in good order and repair during the term of this Lease or any renewal. LESSEE further agrees to pay LESSOR as Additional Rent LESSEE'S Proportionate Share of the cost of all necessary repair, maintenance and/or service to the mechanical, plumbing, electrical and HVAC equipment and/or systems which otherwise service the Premises. In the event that it becomes necessary to replace any of the mechanical, plumbing, electrical and/or HVAC systems existing as of the date of this Lease, and/or any portion thereof, then LESSEE agrees to replace such equipment and/or systems as are located on the Premises at LESSEE'S expense and/or pay LESSOR LESSEE'S Proportionate Share of the cost of replacing such equipment and/or systems, which otherwise service the Premises (as the case may be) as Additional Rent.

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     7.2.2. In the event that LESSOR shall perform and/or provide any repairs, maintenance, service and/or replacement for which LESSEE is responsible under subsection 7.2.1. of this Lease, LESSEE shall pay LESSOR the cost of any such repairs, maintenance, service and/or replacement as Additional Rent.

     7.2.3. Notwithstanding the provisions of subsections 7.2.1. and 7.2.2. and as an alternative thereto, LESSOR and LESSEE may agree that LESSOR may purchase, at LESSEE'S expense, a service policy or policies providing for the repair, maintenance, service and/or replacement of the mechanical, plumbing, electrical and HVAC equipment and/or systems located in and/or otherwise servicing the Premises during the term of this Lease or any renewal. If LESSOR and LESSEE so agree, then LESSEE shall pay LESSOR as Additional Rent, the full cost of any policy or policies covering equipment and/or systems which service the Premises exclusively, and LESSEE'S Proportionate Share of the cost of any policies covering equipment and/or systems which otherwise service the Premises. Upon the purchase of such policy or policies, and so long as they remain in force, LESSEE pays all of such Additional Rent charges, and LESSEE, its agents, servants and/or employees do not engage in any conduct which would contravene, void and otherwise affect such policies, LESSEE shall not be responsible for the cost of any necessary repairs, maintenance, service and/or replacement of the equipment and/or systems except for such repairs, maintenance, service and/or replacement as may be necessitated by an intentional or negligent act or omission on the part of the LESSEE, its agents, servants and/or employees and/or which are not covered by such policy or policies.

     7.2.4. Notwithstanding the provisions of subsection 7.2.2. and/or any other provisions of this Lease, nothing in this Lease shall be construed or interpreted as any agreement and/or undertaking by LESSOR to repair, service and/or maintain the Premises and/or its systems and/or appurtenances during the term of this Lease or any renewal.

     7.3. LESSEE agrees to replace any plate, window or door glass broken in the Premises, with glass of like kind and quality, except when said plate, window or door glass is broken by reason of defective construction of the Building, or due to negligent repair of the Building by LESSOR. LESSEE shall further obtain and maintain during the term of this Lease and any renewal, at LESSEE'S expense, plate glass insurance on the Premises in such amount and with such insurer as may be satisfactory to LESSOR. If LESSOR so requires LESSOR shall be designated as a named insured on any such policy of insurance upon LESSOR'S request. In the alternative, and at LESSOR'S option, LESSOR may purchase such insurance and LESSEE shall pay LESSEE'S Proportionate Share of the cost of such insurance to LESSOR as Additional Rent hereunder.

     7.4. LESSEE shall pay LESSOR as Additional Rent LESSEE'S Proportionate Share of the cost of all common area services, maintenance and repairs including, without limitation, refuse and trash removal.

     8.   ALTERATIONS, ADDITIONS AND IMPROVEMENTS.
          ---------------------------------------

     8.1. LESSOR shall prepare the Premises in accordance with Exhibit B at LESSOR'S expense. All such alterations, additions and improvements shall become the property of LESSOR.

     8.2. Upon LESSOR'S completion of the work provided for in Section 8.1., or at such earlier time as LESSOR may agree, LESSEE may make such other improvements to the premises in preparation for and in the conduct of its business as LESSEE deems necessary and/or appropriate, at LESSEE'S expense, subject to LESSOR'S prior written consent. LESSEE warrants that any and all such alterations, additions and/or improvements made pursuant to this subsection shall be made in a good, workmanlike manner and in full and complete compliance with all laws, rules, regulations, and ordinances and in satisfaction of the requirements of such building, fire, safety, health and other codes as may now be or hereafter become applicable, without cost to LESSOR. All alterations, additions and improvements shall become the property

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

of the LESSOR; however, upon written notice by LESSOR to LESSEE prior to the expiration of this Lease and/or renewal, LESSEE agrees to remove such alterations, additions and improvements and to restore the Premises to its original condition at LESSEE'S expense, normal wear and tear excepted.

     8.3. By executing this Lease, LESSEE acknowledges that, LESSEE has inspected the Premises (except for the alterations, additions and improvements provided for by Section 8.1.), that they are in good order and repair, and that LESSEE accepts them "as is" and waives any defects therein.

     8.4. If any mechanic's lien, materialmen's lien or other lien is filed against the Premises, the Building, the property upon which the Building is located and/or any portions thereof, by reason of any work, labor, equipment, materials and/or services, furnished and/or alleged to have been furnished to or for LESSEE or for any changes, alterations, additions, improvements and/or repairs made by LESSEE, LESSEE shall cause said lien to be released of record within five (5) days after the filing of such lien. LESSEE shall further indemnify and hold LESSOR harmless from any and all claims, demands, suits, actions, losses, liability and damages arising out of and/or relating to any such lien or claim of lien.

     9. TRADE AND OTHER FIXTURES. LESSEE may, at LESSEE'S expense, install or
        ------------------------
cause to be installed such equipment, machinery, trade and/or other fixtures as are reasonably necessary for the operation and conduct of LESSEE'S business. Any such trade fixtures shall remain LESSEE'S personal property and may be removed by LESSEE, provided that LESSEE shall repair at LESSEE'S expense any damage to the Premises resulting from the installation and/or removal of such trade fixtures.

     10. CASUALTY DAMAGE. Upon the occurrence of any casualty, damage or
         ---------------
destruction affecting the Premises, LESSEE shall give immediate notice to LESSOR. If, in the opinion of LESSOR, the Premises are rendered substantially unfit for occupancy or use by any such casualty, damage or destruction, or LESSOR should decide not to rebuild or remodel the Premises, this Lease shall cease and Base Rent and Additional Rent shall abate from the occurrence of such casualty or vacation of the Premises, whichever is later. If, in the opinion of LESSOR, the Premises are not thereby rendered substantially unfit for occupancy or use, LESSOR shall promptly and diligently restore so much of the Premises as was damaged to its condition at the commencement of this Lease, exclusive of the Tenant Improvement Items, with no abatement of rent.

    11. FIRE INSURANCE. LESSOR shall provide, and pay the premiums for, fire
        --------------
and extended coverage to protect the Building with coverage amounts and with an insurer satisfactory to LESSOR. LESSEE will not do anything in or about the Premises that will contravene or affect any insurance which LESSOR may place thereon. LESSEE will pay as Additional Rent its Proportionate Share of such insurance upon being billed therefor by LESSOR and shall pay the entire cost of any increase in the insurance premium due to LESSEE'S use of the premises.

    12. INSURANCE AND LIABILITY.
        -----------------------

    12.1. LESSEE, at LESSEE'S sole expense, shall maintain in force continuously throughout the term of this Lease and/or any renewal, a comprehensive general liability policy with respect to the Premises and LESSEE'S occupancy, use and/or operations of, on and/or about the Premises, in such amounts as LESSOR may require from time to time but in no event less than $500,000.00 for any one person and $1,000,000.00 for any one occurrence with respect to death, bodily injury and/or personal injury and $100,000.00 for each occurrence with respect to damage and/or destruction of property; such insurance shall be with an insurer satisfactory to LESSOR and shall include coverage for and/or against assumed and/or contractual liability under this Lease. Such insurance shall include LESSSOR and LESSOR'S management agent as named insured and LESSEE shall promptly furnish LESSOR with a Certificate from the insurer that such insurance is in effect. In the event that the

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

insurer imposes any premium charge on LESSOR and/or LESSOR pays the premium for such insurance, LESSEE shall reimburse LESSOR for such charges; LESSEE shall pay such charges as Additional Rent. LESSEE shall be responsible for LESSEE'S Proportionate Share of the cost of any public liability insurance maintained by LESSOR with respect to the Building and property on which it is situated.

     12.2. LESSOR and its management agent shall not be liable and/or responsible for, and LESSEE shall indemnify and hold LESSOR and its management agent harmless against any and all damages and claims for damages, including but not limited to damages and/or claims for damages for the death, bodily injury and/or personal injury to any person and/or any injury, loss and/or damage to any property occurring on and/or relating to or arising out of LESSEE'S occupancy and/or use of the Premises, the Building and/or their appurtenances, unless such death, bodily injury, personal injury and/or injury, loss or damage to property and other damage was proximately caused by the negligent and/or intentionally tortious act or omission of the LESSOR, its management agent and/or some agent, servant, and/or employee for whose conduct they are legally responsible. Notwithstanding the foregoing, LESSOR and its management agent shall not be liable and/or responsible for any such damages and/or claims for damages for any such injury, loss and/or damage occurring on or about the Premises, the Building and/or their appurtenances, regardless of whether such injury, loss and/or damage was proximately caused by the negligent act or omission of LESSOR and its management agent and/or an agent, servant, and/or employee for whose conduct they are legally responsible, where such Premises, Building and/or appurtenances are within the exclusive control of LESSEE.

     12.3. LESSEE further agrees that LESSOR shall not be liable and/or responsible for, and to hold LESSEE harmless against any and all intentionally tortious and/or negligent acts and/or omissions of any other persons leasing from LESSOR and their agents, servants, employees, contractors, invitees, and/or visitors.

     13.  COMPLIANCE WITH LAWS.  LESSEE agrees to promptly comply with all
          --------------------
applicable and valid laws, ordinances and regulations of any and all Federal, State, County, Municipal or other lawful authorities pertaining to the use and occupancy of the Premises.

     14.  ASSIGNMENT AND SUBLETTING.  LESSEE shall not assign this Lease or
          -------------------------
allow the same to be assigned by operation of law or otherwise, or sublet the Premises or any part thereof, or use of permit same to be used for any purpose other than as above specified, without LESSOR'S prior written consent, which consent may be withheld in LESSOR'S sole discretion. Any such assignment or sublease which is made without LESSOR'S consent shall be void and of no force and effect. Any such assignment or sublease which is made with LESSOR'S consent shall be subject to all of the terms and conditions of this Lease. If any partnership interest in, or any corporate share of stock of LESSEE are transferred by sale, assignment, bequest, inheritance, operation of law or otherwise, so as to result in a change of the voting control of LESSEE by those owning a majority of the interest in LESSEE as of the date hereof, such transfer shall constitute an assignment for the purposes hereof and shall require LESSOR'S prior written consent thereto. In any event, LESSEE shall notify LESSOR of such change of control and LESSOR may terminate this Lease at any time thereafter upon sixty (60) days' prior written notice to LESSEE.

     15.  BANKRUPTCY.  Should LESSEE make an assignment for the benefit of
          ----------
creditors, file for bankruptcy, or have any involuntary petition in bankruptcy filed against it, such action shall constitute a breach of the Lease, which shall automatically terminate all rights of LESSEE under this LEASE. Upon the filing of a petition by or against LESSEE under the Federal Bankruptcy Code (or any successor federal bankruptcy statute), LESSEE, as debtor and/or as debtor in possession, and any trustee who may be appointed, agree to perform each and every obligation of LESSEE under this Lease, including, but not limited to, the payment of all monetary obligation hereunder, until such time as this Lease is either rejected or assumed by order of a United States Bankruptcy Court, or other federal court having jurisdiction over bankruptcy matters.

     16.  EMINENT DOMAIN.  If all or any part of the Premises are taken under
          --------------
power of eminent domain or conveyed under threat of condemnation proceedings and LESSOR shall determine that the remainder of the Premises is inadequate or unsatisfactory for the purpose of this Lease, then this Lease shall terminate effective as of the date LESSEE is required to give up the right to occupy or use the Premises. LESSEE shall have no right to make any claim against LESSOR because of such termination, nor to participate in any awards.

     17.  ATTORNEYS' FEES.  LESSEE shall pay LESSOR all costs, expenses and
          ---------------
charges incurred by LESSOR in collecting any sums due LESSOR under this Lease, and/or enforcing any provisions of this Lease, and/or recovering any damages and/or losses from LESSEE to which LESSOR is legally entitled, including, but not limited to, reasonable attorneys' fees.

     18.  DEFAULT.
          -------

     18.1. In the case of any default of LESSEE in any of the terms and/or conditions of this Lease (other than any default occasioned by the institution of bankruptcy proceedings and/or an assignment for the benefit of creditors which shall be governed by Section 15 of this Lease), LESSOR, at LESSOR'S option, may recover the Premises if such default continues uncured for a period of ten (10) days after LESSOR notifies LESSEE of such default and of LESSOR'S intention to recover the Premises. Upon the giving of such notice and the expiration of such ten (10) day period, unless LESSEE shall have cured the default during that time, LESSOR shall be entitled to repossess and/or relet the Premises as the agent of LESSEE for any balance of the then term and collect rent therefor. And in any event, the LESSOR may distrain, by any legal means, for any overdue installment of rent or rental payment and may enter the property for such purpose by force if necessary without liability, which liability is hereby expressly waived. In the event of reletting by the LESSOR as agent for the LESSEE, the reletting shall be on such terms, conditions and rentals as the LESSOR deems proper, and the proceeds that may be collected from same, less the expense of reletting, including any broker's commission and costs for the repair, restoration and/or preparation of the Premises for reletting, shall be applied against the rental to be paid by LESSEE, and LESSEE shall be liable for any balance that may be due under this Lease or any renewal, and such reletting shall not operate as termination of this Lease or any renewal or as a waiver or postponement of any right of LESSOR against the LESSEE. Any recovery of the Premises, institution of proceedings to recover the Premises, re-entry, repossession and/or reletting hereunder shall not operate as, nor shall it be interpreted or construed as a termination of this Lease or any renewal, and shall not relieve LESSEE of its liability and obligations under this Lease and LESSEE shall in all events remain liable for the full amount of Base Rent and Additional Rent provided for in this Lease and for any deficiency or loss of such rent; LESSOR, at LESSOR'S option, may recover such rent and/or damages for the loss of rent in separate actions from time to time as LESSEE'S liability and/or obligation to pay rent accrue or would have accrued had LESSEE not defaulted. Any such recovery, institution of legal proceedings, re-entry, repossession, and/or reletting shall be in addition to and without prejudice to any rights and/or remedies which LESSOR may otherwise have.

     18.2. Notwithstanding any provision of Section 18.1. to the contrary, LESSOR shall be entitled immediately upon a default by LESSEE to avail himself of all rights and remedies afforded LESSOR by this Lease and/or law, without any notice to LESSEE and without giving LESSEE any grace period if such default arises under Section 15 of this Lease, or if LESSEE has defaulted in and/or breached the same and/or any other term and/or condition of this Lease during the twelve (12) months preceding such current default and for which notice was given (whether or not subsequently cured), or if such default is of such a nature as to give rise to an emergency situation which in LESSOR'S reasonable judgment requires LESSOR to take immediate action to cure such default.

     19.  HOLDING OVER.  Should LESSEE continue to occupy the Premises, or any
          ------------
portion thereof, after the termination of this

Lease (and/or any renewal) and unless otherwise agreed in writing, LESSEE shall pay LESSOR on demand an amount equal to two hundred percent (200%) of the rent due for the last full month of the term of this Lease (or renewal) for each month or portion thereof that LESSEE continues to occupy all or any part of the Premises. Such payments shall not be deemed to be rent and acceptance of any such payments by LESSOR shall not be deemed or construed to convert LESSEE into a month to month tenant or otherwise grant LESSEE any right to remain in possession of the Premises or so as to otherwise impair LESSOR'S right to the immediate possession of the Premises. Similarly, any such payments shall be in addition to and without prejudice to LESSOR'S right to recover any damage to which LESSOR otherwise would be entitled as a result to LESSEE'S holding over.

     20.  CPI CLAUSE.  The annual Base Rent, and the monthly installments
          ----------
thereof, shall be increased on the first anniversary of this Lease and each and every anniversary thereafter by the greater of (i) six percent (6%) or (ii) the percentage increase in the Consumer Price Index (defined below) over the year which ends on or about said anniversary date. The Consumer Price Index shall mean the "Consumer Price Index for All Urban Consumers (CPI-U), for Washington, D.C. SMSA, All Items 1982-84-100" as issued by the Bureau of Labor Statistics of the United States Department of Labor. In the event that the Consumer Price Index is replaced and/or discontinued, the term Consumer Price Index is replaced and/or discontinued, the term Consumer Price Index as used herein shall also mean such other replacement or substitute index as may be issued and/or adopted by the Bureau of Labor Statistics of the United States Department of Labor.

     21.  RIGHT OF ENTRY.  Notwithstanding any other provisions of this Lease
          --------------
to the contrary, LESSOR and its agents shall have the right to enter the Premises at any reasonable times to inspect the Premises, to exhibit the Premises to any existing or prospective purchasers, lessees and/or mortgagees, to make any alterations, improvements and/or repairs, or for any other purpose relating to the operation and/or maintenance of the Premises and/or Building. Unless it would otherwise be impractical because of any emergency, LESSOR shall give LESSEE at least twenty-four (24) hours notice of LESSOR'S intention to enter the Premises and LESSOR shall use reasonable efforts to avoid interfering with LESSEE.

     22.  SIGNS.
          -----

     22.1. Subject to LESSOR'S approval and consent, LESSEE may install, at LESSEE'S expense, interior and exterior signs on the Premises. All signs shall conform to all rules, regulations and ordinances governing signs and shall be only as approved by LESSOR. At the termination of this Lease, LESSEE shall remove all such signs and shall repair any damages resulting from the installation and/or removal of such signs, at LESSEE'S expense.

     22.2. Subject to space availability, LESSEE may place a sign advertising its business on any pole, marquee or other directory type sign which LESSOR may install and/or maintain for the Building. LESSEE'S sign shall conform to all applicable rules, regulations, and ordinances and shall be at LESSEE's expense LESSEE shall also pay its Proportionate Share of the cost of installing and/or maintaining said directory sign. Such costs shall be billed by LESSOR to LESSEE from time to time and shall not exceed a sum determined by dividing the total cost of LESSOR by the number of occupants' signs included on the directory. LESSEE shall pay such costs as Additional Rent.

     23.  SUBORDINATION.  This Lease is subject and subordinate to all
          -------------
mortgages, deeds of trust, or other debt instruments which may now or hereafter affect such lease, the Building, site or other improvements thereon. The foregoing provisions shall be self operative and no further instrument of subordination shall be required by any mortgagee or other interested party, provided, however, that in confirmation of such subordination LESSEE shall, upon request of LESSOR, executed and deliver, in recordable form, any instrument or subordination required by LESSOR, and LESSEE hereby does constitute and appoint LESSOR as LESSEE'S attorney-in-fact to execute any such subordination instrument on behalf of LESSEE.

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

     24.  CONTINUOUS USE.  Anything herein to the contrary notwithstanding,
          --------------
this Lease shall be deemed in default if LESSEE shall discontinue the business referred to in Paragraph 4 herein, the Premises shall become or appear vacant, or LESSEE abandons or appears to abandon the Premises. Under any of the aforesaid conditions the LESSOR may exercise its rights as stated in Paragraph 18 herein.

     25.  NO PARTNERSHIP.  By execution of this Lease, LESSOR does not in any
          --------------
way become for any purpose a partner, principal, master, agent, servant, and/or employee of the LESSEE in the operation and/or conduct of LESSEE'S business nor does LESSOR assume, nor become subject to any responsibility or liability therefore and LESSEE agrees to indemnify and hold LESSOR harmless against any and all claims or demands, of whatever nature, arising out of the operation and conduct of LESSEE'S business.

     26.  NOTICES.  Any notice required or permitted hereunder shall be in
          -------
writing and delivered either in person against hand receipt to the other party or other party's authorized agent, or by the United States Certified Mail Return Receipt Requested, postage fully paid, to the address set forth hereinafter, or to such other address as either party may designate in writing and delivered as herein provided.

     LESSOR:   YWCA of Annapolis and Anne Arundel County
               c/o Benchmark Realty Corporation
               Suite 201, 1460 Gov. Ritchie Highway
               Arnold, Maryland  21012

     LESSEE:   MDT Corporation
               _________________________________________
               _________________________________________
               _________________________________________

     27.  SEVERABILITY.  No determination by any court, governmental body or
          ------------
otherwise that any provision of and/or amendment to this Lease is invalid or unenforceable in any instance shall affect the validity or enforceability of such provision and/or amendment in any other instance not controlled by such determination and no such determination as to any provision and/or amendment shall affect the validity or enforceability of any other provisions, the terms and conditions of this Lease being severable.

     28.  COMPLETE AGREEMENT.  This Lease constitutes the complete agreement
          ------------------
between the LESSOR and LESSEE and supersedes any and all other agreements, understandings, representations, and/or statements between them as to the subject matter of this Lease.

     29.  WAIVER.  Any waiver of any term or condition of this Lease shall
          ------
extend to the particular case only, and only in the manner specified and shall not be construed as applying to or in any way waiving any further rights under this Lease. No waiver of any term or condition of this Lease by LESSOR shall be effective unless in writing and signed by LESSOR and/or its management agent.

     30.  AMENDMENTS.  This Lease may be amended or modified only by written
          ----------
agreement signed by all parties.

     31.  SECURITY DEPOSIT.  Upon the execution of this Lease LESSEE shall
          ----------------
deposit with LESSOR a security deposit in the amount of      N/A         DOLLARS
                                                        ----------------
($    N/A    ) to be held by LESSOR without interest until LESSEE vacates the
  -----------
Premises, less any damages to the Premises or monies due LESSOR.

     32.  RULES AND REGULATIONS.  LESSOR shall have the option to establish, at
          ---------------------
its sole discretion, reasonable rules and regulations governing the use of the Premises, Building and the Property by all tenants, their visitors, invitees and employees, and to amend the same from time to time. The current rules and regulations are attached hereto as Exhibit C.
   ---------

     33.  HEIRS AND ASSIGNS.  This Lease shall be binding upon the parties
          -----------------
hereto and their respective heirs, executors, administrators, successors in interest and assigns.

     34.  VENUE AND JURISDICTION.  LESSOR and LESSEE agree that any claim and/or
          ----------------------
controversy arising out of and/or relating to this Lease shall be brought only in the District Court of Maryland for Anne Arundel County and/or Circuit Court for Anne Arundel County, Maryland, to whose jurisdiction the parties hereby agree and submit; nothing in this Section however, shall preclude either party from bringing any appropriate Third Party Claim, Cross Claim or other claim against the other in any action or suit instituted in any other Court by anyone not a party to this Lease. LESSOR and LESSEE hereby mutually waive any right to trial by jury in any action instituted by or against the other arising out of this Lease.

     35.  JURY WAIVER.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES
          -----------
HERETO EACH WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THE LEASE OR THE LANDLORD/TENANT RELATIONSHIP, AND UNDER ANY PROVISION OF LAW OR EQUITY, WHETHER NOW EXISTING OR HEREAFTER ARISING.

     36.  QUIET ENJOYMENT.  LESSOR covenants that LESSEE, so long as it
          ---------------
complies with the terms hereof, shall peaceably and quietly hold and enjoy the Premises for the term of this Lease.

     36.  STORAGE.  In addition to the Base Rent set forth in Section 3.1 of the
          -------
Lease, LESSEE shall pay LESSOR as Additional Rent          N/A         Dollars
                                                  --------------------
($  N/A  ) per month for the right to use   N/A   ( N/A ) storage closet in the
  -------                                 -------  -----
lower level of the Building during the term of the Lease.

     WITNESS the hands and seal of the parties hereto as of the day and year first above written.

WITNESS OR ATTEST:                     LESSEE:  MDT Biologic Corporation

                                       By:                                (SEAL)
- - ---------------------------------         --------------------------------
                                       Title:
                                             -----------------------------


                                       LESSOR:  YWCA of Annapolis and
                                                Anne Arundel County,
                                                Maryland, Inc.

                                       By:                                (SEAL)
- - ---------------------------------         --------------------------------
                                       Title:
                                             -----------------------------

                            [DIAGRAM OF SUITE 209]

                                   EXHIBIT B
                                   ---------

                    Description of Improvements to Premises
                    ---------------------------------------


                 Tenant accepts the Demised Premises "as-is."

                                   EXHIBIT C
                                   ---------

                         Current Rules and Regulations
                         -----------------------------

     1. The sidewalks, driveways and parking areas shall not be obstructed by the LESSEE or used by the LESSEE for any purpose other than ingress and egress from and to the Premises.

     2. The toilet rooms, water closets, sinks, faucets, plumbing and other service apparatus of any kind shall not be used by the LESSEE for any purpose other than those for which they were installed, and no sweepings, rubbish, rags, ashes, chemicals or other refuse or injurious substances shall be placed therein or used in connection therewith by the LESSEE.

     3. No skylight, window, door or transom of the Building shall be covered or obstructed by the LESSEE, and no window shade, blind, curtain, screen, storm window, awning or other material shall be installed or placed on any window or in any window space, except as approved in writing by the LESSOR.

     4. No sign, lettering, insignia, advertisement, notice or other thing shall be inscribed, painted, installed, erected or placed in any portion of the Premises which may be seen from the outside the Building, or on any window, window space or other part of the exterior or interior of the Building, unless first approved in writing by the LESSOR.

     5. The LESSEE shall not install any other lock in or upon any door within the Premises or elsewhere in the Building, and shall surrender all keys for all locks at the end of the Lease term. The LESSOR shall provide the LESSEE with one set of keys to the Premises when the LESSEE assumes possession thereof.

     6. The LESSEE shall not do or permit to be done anything which obstructs or interferes with the rights of any other tenant of the Property. The LESSEE shall not keep anywhere within the Property any matter having an offensive odor, or any kerosene, gasoline, benzine, camphene, fuel or other explosive or highly flammable material. No bird, fish or other animal shall be brought into or kept in or about the Premises.

     7. If the LESSEE desires to install communication, data, security or other wires, apparatus or devices within the Premises, the LESSOR first shall approve where and how they are to be installed and, except as so approved, no installation, boring or cutting shall be permitted. The LESSOR shall have the right (a) to prevent or interrupt the transmission of excessive, dangerous or annoying current of electricity or otherwise into or through the Building or the Premises, (b) to require the changing of wiring connections or layout at the LESSEE'S expense, to the extent that the LESSOR may deem necessary, (c) to require compliance with such reasonable rules as the LESSOR may establish relating thereto, and (d) in the event of noncompliance with such requirements or rules, immediately cut wiring or do whatever else it considers necessary to remove the danger, annoyance or interference to or with persons or apparatus in any part of the Building. Each wire installed by the LESSEE must be clearly tagged at each distributing board and junction box and elsewhere as required by the LESSOR.

     8. The LESSOR shall have the right to rescind, suspend or modify the Rules and Regulations and to promulgate such other Rules and Regulations as, in the LESSOR'S reasonable judgment, are from time to time needed for the safety, care, maintenance, operation and cleanliness of the Building, or for the preservation of good order therein. Upon the LESSEE'S having been given notice of the taking of any such action, the Rules and Regulations as so rescinded, suspended, modified or promulgated shall have the same force and effect as if in effect at the time at which the LESSEE'S lease was entered into (except that nothing in the Rules and Regulations shall be deemed in any way to alter or impair any provision of such lease).

     9. The use of any room within the Building, as sleeping quarters is strictly prohibited at all times.

     10. Nothing in these Rules and Regulations shall give any tenant any right or claim against LESSOR or any other person for LESSOR's failure to enforce these Rules and Regulations against any other tenant or person (whether or not the LESSOR has the right to enforce them against such tenant or person), and no such lack of enforcement with respect to any tenant shall constitute a waiver of LESSOR's right to enforce them as to the LESSEE or any other person.

     11. All vehicles shall be parked in the marked parking spaces. Employee and company vehicles shall not be parked in the parking spaces which are adjacent to the front of the building.

     12. There shall be no smoking in any of the common areas of the Building.